UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

COTELLIGENT, INC.

(Name of Registrant as Specified in its charter)

COTELLIGENT, INC.

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

$2,300,000

(5)	Total fee paid:

$270.71

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COTELLIGENT, INC.

655 Montgomery Street, Suite 1000

San Francisco, California 94111

SUPPLEMENT DATED JUNE 28, 2005 TO

PROXY STATEMENT DATED MAY 27, 2005

GENERAL INFORMATION

This supplement is being mailed to the stockholders of Cotelligent, Inc. (“Cotelligent” or the “Company”) who are eligible to vote at the special meeting of the Company’s stockholders being held for the purposes set forth in the notice of special meeting of stockholders and accompanying proxy statement, which were first mailed to stockholders of the Company on June 1, 2005. All holders of record of the Company’s common stock at the close of business on May 16, 2005 are entitled to vote at the special meeting or any adjournment or postponement thereof. This supplement and accompanying proxy card are being mailed to our stockholders beginning June 29, 2005.

Adjournment of Special Meeting

In order to permit our stockholders sufficient time to review this supplement before submitting the proposals, including the proposal related to the sale of substantially all of the assets related to Cotelligent’s sales force automation software and services solutions business (the “Transaction”), described in the Company’s May 27, 2005 proxy statement to a vote of the stockholders, the Company will convene the special meeting on June 29, 2005 as originally scheduled and will adjourn the meeting until Wednesday, July 13, 2005 without a vote on any proposal. The Transaction will be submitted to a vote of Cotelligent’s stockholders at the adjourned meeting on July 13, 2005. Stockholders may vote on the special meeting proposals until the date and time of the adjourned meeting on July 13, 2005.

NO ACTION IN CONNECTION WITH THIS SUPPLEMENT IS REQUIRED BY ANY STOCKHOLDER WHO HAS PREVIOUSLY DELIVERED A PROXY FOR USE AT THE SPECIAL MEETING AND WHO DOES NOT WISH TO REVOKE THAT PROXY OR CHANGE HIS VOTE.

STOCKHOLDERS WHO HAVE ALREADY VOTED ON THE PROPOSALS AND WHO WISH TO CHANGE THEIR VOTE ON ANY PROPOSAL SHOULD FOLLOW THE PROCEDURES DESCRIBED BELOW UNDER “VOTING AND REVOCABILITY OF PROXIES.”

The special meeting will be initially convened on Wednesday, June 29, 2005, at 10:00 a.m., local time at the offices of Morgan, Lewis & Bockius, LLP, One Market, Spear Street Tower, San Francisco, California 94105 and, in accordance with the planned adjournment, will be subsequently reconvened on Wednesday, July 13, 2005 at 10:00 a.m., local time, at the offices of Morgan, Lewis & Bockius, LLP, One Market, Spear Street Tower, San Francisco, California 94105. References in this supplement to the special meeting are to the adjourned meeting.

Special Meeting Proposals

As discussed in more detail in the Company’s May 27, 2005 proxy statement, the special meeting has been called for stockholders to consider and vote upon the following matters:

1.	To approve the sale of substantially all of the assets related to Cotelligent’s sales force automation software and services solutions business (the “Transaction”) pursuant to an Asset Purchase Agreement, dated as of April 1, 2005 (the “Asset Purchase Agreement”), by and among FastTrack, LLC, Cotelligent and certain of Cotelligent’s subsidiaries, as more fully described in the May 27, 2005 proxy statement.

2.	To adjourn or postpone the special meeting on one or more occasions if a quorum is not present or if sufficient votes in favor of the Transaction are not received by the time scheduled for the special meeting or any adjournment or postponement thereof.

3.	To address any procedural matters that may properly come before the special meeting or any adjournment thereof.

VOTING AND REVOCABILITY OF PROXIES

Only holders of record at the close of business on May 16, 2005 (the “Record Date”) will be entitled to vote at the meeting. On the Record Date there were 28,520,962 shares of Cotelligent’s common stock, par value $.01 per share, outstanding, each of which is entitled to one (1) vote.

A proxy card for use at the special meting is enclosed. The execution of a proxy will not affect a stockholder’s right to attend and vote in person at the special meeting.

NO ACTION IN CONNECTION WITH THIS SUPPLEMENT IS REQUIRED BY ANY STOCKHOLDER WHO HAS PREVIOUSLY DELIVERED A PROXY FOR USE AT THE SPECIAL MEETING AND WHO DOES NOT WISH TO REVOKE THAT PROXY OR CHANGE HIS VOTE.

You may revoke a proxy at any time before its exercise by (i) notifying in writing Cutis J. Parker, Executive Vice President, Chief Financial Officer, Treasurer & Secretary of Cotelligent, Inc., 655 Montgomery Street, Suite 1000, San Francisco, California 94111, (ii) completing a later-dated proxy and returning it to Cotelligent’s stockholder services representative, EquiServe Trust Company, 66 Brooks Drive, Braintree, Massachusetts 02184, if you sent your original proxy there, or to your broker if your shares are held by a broker or (iii) attending the special meeting and voting in person. Attendance at the special meeting will not by itself constitute revocation of a proxy. A Cotelligent stockholder of record attending the special meeting may revoke his or her proxy and vote in person by informing the Secretary before the vote is taken at the special meeting that he or she desires to revoke a previously submitted proxy.

Our board of directors is not currently aware of any business to be brought before the special meeting other than that described in the proxy statement and this supplement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

2

SUPPLEMENTAL INFORMATION

On June 13, 2005, FastTrack, LLC, and its affiliate, Beverly Hills, California-based private equity firm Skyview Capital, LLC, notified the Company of certain concerns relating to the operation of the Company’s sales force automation software and services solutions business (the “Business”). One of the issues related to a new contract entered into by the Company with an existing customer subsequent to the date the Asset Purchase Agreement was signed. The new contract provides for reduced annual revenues for this customer. Another issue related to whether the employees of the Business and the assets being purchased were adequate to provide technical support for a specific component of the Company’s sales force automation software solution. After discussing these issues, the parties agreed to modify the terms of the Transaction and executed an amendment (the “Amendment”) to the Asset Purchase Agreement. The following is a summary of the significant provisions of the Amendment. The summary is qualified in its entirety by the terms of the Amendment, a copy of which is attached hereto as Annex A and incorporated herein by reference. Under the Amendment:

•	The cash portion of the consideration to be paid at closing has been decreased from Two Million Eight Hundred Thousand Dollars ($2,800,000) to Two Million Three Hundred Thousand Dollars ($2,300,000).

•	The maximum earn-out amount of $950,000 if certain future revenue targets are attained over the three (3) years following completion of the sale has been increased to $1,450,000.

•	FastTrack has acknowledged and agreed that the condition to closing which requires that the representations and warranties of Cotelligent in the Agreement shall be true and correct in all material respects as of the closing is deemed satisfied, except with respect to events or developments that occur subsequent to the date of the Amendment. FastTrack has also agreed to waive any and all claims it may have with respect to a breach of any representation or warranty in the Agreement with respect to matters that are known to FastTrack as of the date of the Amendment.

•	FastTrack has acknowledged and agreed that the condition to closing which requires that Cotelligent shall have performed in all material respects all obligations required to be performed by it under the Agreement is deemed satisfied, except with respect to events or developments that occur subsequent to the date of the Amendment. FastTrack has also agreed to waive any and all claims it may have with respect to a breach of any covenant in the Agreement with respect to matters that are known to FastTrack as of the date of the Amendment.

Cotelligent’s Board of Directors believes that the provisions in the Amendment relating to the satisfaction of FastTrack’s closing conditions will provide greater certainty that the Transaction will be consummated. While the cash portion of the consideration to be received by the Company has decreased by $500,000, the maximum earn-out amount has been increased by $500,000. As a result, if the maximum earn-out amount is obtained, the Company will receive the same consideration it would have received prior to executing the Amendment. The Company cannot provide any assurance, however, as to the amount of the earn-out, if any, that will be received by the Company.

3

THE COTELLIGENT BOARD OF DIRECTORS CONTINUES TO RECOMMEND A VOTE FOR THE APPROVAL OF THE PROPOSED SALE OF SUBSTANTIALLY ALL OF THE SALES FORCE AUTOMATION SOFTWARE AND SERVICES SOLUTIONS BUSINESS.

By order of the Board of Directors,

James R. Lavelle Chairman and Chief Executive Officer

San Francisco, California

June 28, 2005

4

Annex A

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This Amendment to Asset Purchase Agreement (“Amendment”) is dated June 27, 2005, by and among FastTrack, LLC, a California limited liability company (“Buyer”), Cotelligent, Inc., a Delaware corporation (“Parent”), Cotelligent USA, Inc., a California corporation, CZG Mobile Ventures, Inc., a Delaware corporation, bSmart.to LLC, a Delaware limited liability company, and JAS Concepts, Inc. a Pennsylvania corporation (together with Parent, the “Sellers” and each, a “Seller”).

WHEREAS, Buyer and Sellers are parties to that certain Asset Purchase Agreement, dated as of April 1, 2005 (the “Agreement”), which provides, among other things, for the purchase by Buyer of substantially all of the assets of the Business, as that term is defined in the Agreement, upon the terms and subject to the conditions set forth therein;

WHEREAS, Buyer and Sellers wish to amend the Agreement as set forth herein; and

WHEREAS, capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

1. Amendments.

(a) The first sentence of Section 2.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

The consideration for the Assets (the “Purchase Price”) will be (i) Two Million Three Hundred Thousand dollars ($2,300,000), subject to adjustment as provided in Section 2.3(b) (the “Closing Cash Payment”), (ii) plus the Earn-Out Amount, if any, (iii) minus the US Tobacco Refund Amount, if any, (iv) plus the assumption of the Assumed Liabilities.

(b) Section 2.9(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

Notwithstanding anything herein to the contrary, in no event shall (i) the aggregate cumulative payments of the Earn-Out Amounts made by Buyer under Section 2.9(a) exceed $1,500,000 and (ii) the Buyer have any obligation to pay the first $50,000 earned pursuant to this Section 2.9; provided, however, that such $50,000 shall be counted toward the maximum Earn-Out Amount that may be earned pursuant to this Section 2.9.

2. Accuracy of Representations; Waiver.

(a) Buyer hereby acknowledges and agrees that the condition precedent to Buyer’s obligation to close under Section 7.1 of the Agreement is deemed satisfied as of the date hereof. Notwithstanding the foregoing, nothing herein shall affect the conditions precedent to Buyer’s obligation to close under Section 7.1 with respect to events or developments that occur subsequent to the date hereof. Buyer hereby waives any and all claims it may have with respect to a breach of any representation or warranty in the Agreement with respect to matters that are known to Buyer as of the date hereof.

(b) The Sellers hereby acknowledge and agree that the condition precedent to each Sellers’ obligation to close under Section 8.1 of the Agreement is deemed satisfied as of the date hereof. Notwithstanding the foregoing, nothing herein shall affect the conditions precedent to each Seller’s obligation to close under Section 8.1 with respect to events or developments that occur subsequent to the date hereof. The Sellers hereby waive any and all claim they may have with respect to a breach of any representation or warranty in the Agreement with respect to matters that are known to the Sellers as of the date hereof.

2. Performance; Waiver.

(a) Buyer hereby acknowledges and agrees that the condition precedent to Buyer’s obligation to close under Section 7.2 of the Agreement is deemed satisfied as of the date hereof. Notwithstanding the foregoing, nothing herein shall affect the conditions precedent to Buyer’s obligation to close under Section 7.2 with respect to events or developments that occur subsequent to the date hereof. Buyer hereby waives any and all claims it may have with respect to a breach of any covenant in the Agreement with respect to matters that are known to Buyer as of the date hereof.

(b) The Sellers hereby acknowledge and agree that the condition precedent to each Seller’s obligation to close under Section 8.2 of the Agreement is deemed satisfied as of the date hereof. Notwithstanding the foregoing, nothing herein shall affect the conditions precedent to each Seller’s obligation to close under Section 8.2 with respect to events or developments that occur subsequent to the date hereof. The Sellers hereby waive any and all claims they may have with respect to a breach of any covenant in the Agreement with respect to matters that are known to the Sellers as of the date hereof.

4. Effect of Amendments. Except to the extent expressly amended hereby, the Agreement shall remain in full force and effect in all respects.

5. Governing Law. Except as set forth in the next sentence, this Amendment will be governed by and construed under the laws of the State of California. With respect to matters involving Real Property, this Amendment will be governed by and construed under the laws of the State of Pennsylvania without regard to conflicts-of-laws principles that would require the application of any other law.

6. Execution of Amendment. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same amendment. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile shall be shall be deemed to be their original signatures for all purposes.

[Signature Pages to Follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FASTTRACK, LLC

By:	FASTTRACK INVESTMENT GROUP, LLC
Its:	Manager

By:	FT MANAGEMENT, LLC
Its:	Manager

By:	SKYVIEW CAPITAL, LLC
Its:	Manager

	Signature:	/s/ ALEX SOLTANI
		Name:	Alex Soltani
		Title:	Manager

COTELLIGENT, INC.

By:	/s/ CURTIS J. PARKER
	Name:	Curtis J. Parker
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

COTELLIGENT USA, INC.

By:	/s/ CURTIS J. PARKER
	Name:	Curtis J. Parker
	Title:	Secretary and Treasurer

CZG MOBILE VENTURES, INC.

By:	/s/ CURTIS J. PARKER
	Name:	Curtis J. Parker
	Title:	Secretary and Treasurer

BSMART.TO LLC

By:	/S/ CURTIS J. PARKER
	Name:	Curtis J. Parker
	Title:	Secretary and Treasurer

JAS CONCEPTS, INC.

By:	/S/ CURTIS J. PARKER
	Name:	Curtis J. Parker
	Title:	Secretary and Treasurer

PROXY

COTELLIGENT, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING

OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JULY 13, 2005

This Proxy is solicited on behalf of the Board of Directors of Cotelligent, Inc., a Delaware corporation (“Cotelligent”). The undersigned hereby appoints James R. Lavelle and Curtis J. Parker and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote your shares of Cotelligent, Inc. common stock at the Special Meeting of Stockholders of Cotelligent originally scheduled to be convened on June 29, 2005, and which will be adjourned until Wednesday, July 13, 2005, at 10:00 a.m., local time, at the offices of Morgan, Lewis & Bockius LLP, One Market, Spear Street Tower, San Francisco, California 94105, and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

(Continued and to be signed on reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

COTELLIGENT, INC.

WEDNESDAY, JULY 13, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

/Please detach and mail in the envelope provided./

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1 AND A VOTE FOR PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

		FOR	AGAINST	ABSTAIN
1.	To approve the sale of substantially all of the assets used in the operation of Cotelligent, Inc.’s sales force automation software and services solutions business (the “Transaction”) pursuant to an Asset Purchase Agreement, dated as of April 1, 2005, as amended, among FastTrack, LLC, Cotelligent, Inc. and certain of Cotelligent, Inc.’s subsidiaries.	☐	☐	☐

2.	To adjourn or postpone the special meeting on one or more occasions if a quorum is not present or if sufficient votes in favor of the Transaction are not received by the time scheduled for the special meeting or any adjournment or postponement thereof.	☐	☐	☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space at right. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.